UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6002 Rogerdale Road, Suite 600 Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

(713) 470-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American
Preferred stock purchase rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Due to the public health concerns of the COVID-19 pandemic and to support the health and well-being of meeting participants, Tidewater Inc. (the “Company”) held its 2020 annual meeting of stockholders on July 28, 2020 virtually via a live audio webcast (the “Annual Meeting”). As of June 5, 2020, the record date for the Annual Meeting, the Company had 40,323,298 shares of common stock outstanding. Of that number, 31,696,077 shares were represented in person or by proxy at the Annual Meeting. The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Six Directors

Each of the six individuals listed below was elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors (the “Board”).

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dick Fagerstal	27,248,769	765,826	32,983	3,648,499
Quintin V. Kneen	27,922,419	117,181	7,978	3,648,499
Louis A. Raspino	27,285,709	729,234	32,635	3,648,499
Larry T. Rigdon	27,398,166	616,654	32,758	3,648,499
Kenneth H. Traub	25,316,186	407,708	2,323,684	3,648,499
Lois K. Zabrocky	27,526,339	513,896	7,343	3,648,499

Proposal 2: Tax Benefits Preservation Plan

Proposal 2 was a vote to approve the Tax Benefits Preservation Plan, which was authorized by the Board on April 13, 2020. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,594,677	4,245,770	207,131	3,648,499

Proposal 3: Advisory Say-on-Pay Vote

Proposal 3 was an advisory vote on executive compensation as disclosed in the proxy materials for the Annual Meeting. This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,395,547	568,743	83,288	3,648,499

Proposal 4: Ratification of the Appointment of Auditors

Proposal 4 was a proposal to ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,663,049	1,020,128	12,900	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Vice President, General Counsel, and Secretary

Date: July 31, 2020

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